Exhibit 10.10(d) AMENDMENT NO. 2 TO LICENSE AGREEMENT This Amendment No. 2 to the License Agreement (this “Amendment No. 2”) is entered into as of December 3, 2019 (the “Effective Date”) between Daré Bioscience, Inc., a Delaware corporation (“Daré”), and TriLogic Pharma, LLC, a Delaware limited liability company (“TriLogic”), and MilanaPharm LLC, a Delaware limited liability company (“MilanaPharm,” and individually and collectively with Trilogic each a “Licensor” and together “Licensors”). WHEREAS, Daré and Licensors are parties to that First Amendment to License Agreement entered into as of December 5, 2018 (the “Agreement”). WHEREAS, Daré and Licensors desire to amend the Agreement as stated herein. NOW, THEREFORE, the parties hereto hereby agree as follows: 1. Amendment to the Agreement. As of the Effective Date, Section 4.2.2 of the Agreement is deleted in its entirety and replaced with the following: 4.2.2 Additional Milestone Payment. Subject to the terms and conditions set forth in this Agreement, (i) on the First Amendment Date, Daré shall pay to MilanaPharm a payment of Twenty-Five Thousand Dollars ($25,000); and (ii) within fifteen (15) days of the first to occur of (a) the first (1st) anniversary of the First Amendment Date or (b) the closing of an equity financing with a third party by Daré in which aggregate proceeds of at least Ten Million Dollars ($10,000,000) are raised (such date, the “Deferred Payment Trigger Date”), Daré shall pay MilanaPharm a fee of Two Hundred Thousand Dollars ($200,000) (the “Deferred Fee”). The Deferred Fee may be paid either (a) in cash or (b) by delivery of shares of Daré Common Stock, with such choice being made in the sole discretion of Daré. In the event that Daré elects to pay the Deferred Fee in shares of Daré Common Stock, the number of shares of Daré Common Stock shall be determined by dividing $200,000 by the average closing price of Daré common stock for the five (5) trading day period immediately preceding the Deferred Payment Trigger Date. For the purposes of the Deferred Fee, “Daré Common Stock” means shares of common stock, $0.0001 par value per share, of Daré that have been registered on a Form S-1 or Form S-3 and are eligible for trading on the NASDAQ and that when issued are duly authorized, validly issued, fully paid, and non-assessable, not subject to any pre-emptive rights, and freely tradeable by MilanaPharm on the NASDAQ upon delivery to MilanaPharm. In the event Daré elects to pay the Deferred Fee in cash, up to but not exceeding half of the Deferred Fee (up to but not exceeding $100,000) (the “Deferred Fee Balance”) may be paid within fifteen (15) days of January 31, 2020. In addition to the Deferred Fee Balance, a penalty charge of ten percent (10%) of the Deferred Fee Balance will also be due within fifteen (15) days of January 31, 2020. For example, if the Deferred Fee Balance is $100,000, a penalty charge of $10,000 will also be payable, such that the total amount due is $110,000. Any failure to pay the milestone payment set forth herein when due shall constitute a breach of a payment obligation entitling MilanaPharm to proceed to terminate this Agreement in its entirety for breach pursuant to the terms of Section 12.2 of the Agreement. 2. Miscellaneous. Except as specifically provided in this Amendment No. 1, no other amendments, revisions or changes are made to the Agreement. All other terms and conditions of the Agreement remain in full force and effect. This Amendment No. 1 may be attached to and shall form a part of the Agreement. This Amendment No. 1 may be executed in counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or in electronic format (e.g., “pdf”) or by other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment No. 1. This Amendment No. 1 will be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, personal representatives, successors and permitted assigns. [Signature page follows] 2 4841-6733-9641, v. 1

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 as of the date first written above. Daré Bioscience, Inc. Trilogic Pharma, LLC By: /s/ SABRINA MARTUCCI JOHNSON By: /s/ JAMES HARWICK Print Name: Sabrina Martucci Johnson Print Name: James Harwick Title: President and CEO Title: CEO Date: December 13, 2019 Date: December 11, 2019 MilanaPharm LLC By: /s/ JAMES HARWICK Print Name: James Harwick Title: CEO Date: December 11, 2019